                                                                  Exhibit 99.01

                        REPORT OF INDEPENDENT AUDITORS

To:  The Board of Directors
     Checkpoint (Holdings) Limited

We have audited the consolidated balance sheets of Checkpoint (Holdings) Limited as at April 30, 2000 and 1999, and the related consolidated profit and loss accounts, reconciliation of movements in shareholders' funds and cash flow statements for the year ended April 30, 2000 and the period January 11, 1999 (inception) to April 30, 1999 and the consolidated profit and loss account, reconciliation of movements in shareholders' funds and cash flow statement of Checkpoint Security Services Limited for the period May 1, 1998 to March 10, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United Kingdom auditing standards and United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Checkpoint (Holdings) Limited at April 30, 2000 and 1999 and the consolidated results of its operations and its consolidated cash flows for the year ended April 30, 2000 and the period January 11, 1999 (inception) to April 30, 1999 and the consolidated results of operations and consolidated cash flows of Checkpoint Security Services Limited for the period May 1, 1998 to March 10, 1999, in conformity with accounting principles generally accepted in the United Kingdom which differ in certain respects from those generally accepted in the United States (see Note 24 of Notes to the Accounts).

                                                              /s/ Ernst & Young


Reading, England
November 10, 2000

                        REPORT OF INDEPENDENT AUDITORS

To:  The Board of Directors
     Checkpoint (Holdings) Limited

We refer to the accompanying profit and loss account, cash flow statement and reconciliation of movements in shareholders' funds for the year ended 30 April 1998.

We were statutory auditors to the company for the year ended 30th April 1998 and issued an unqualified opinion on the financial statements for that year. Those financial statements were prepared in conformity with accounting policies generally accepted in the United Kingdom.

We conducted our audit in accordance with Auditing Standards generally accepted in the United Kingdom. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

In our opinion the financial statements gave a true and fair view of the profits and cash flows of the company for the year ended 30 April 1998 in conformity with accounting policies generally accepted in the United Kingdom.

The company changed its method of accounting for the recognition of certain revenue in the year ended 30 April 1999 which resulted in a restatement of the comparative figures in the 30 April 1999 accounts as required by United Kingdom accounting standards. This is further explained in note 2.

GUILDFORD                              /s/ SMITH & WILLIAMSON

ENGLAND

10 November 2000                           CHARTERED ACCOUNTANTS
                                           REGISTERED AUDITOR

Checkpoint (Holdings) Limited and predecessor
---------------------------------------------------
CONSOLIDATED PROFIT AND LOSS ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

                                                                Checkpoint (Holdings)                    Checkpoint Security
                                                                       Limited                            Services Limited
                                                           1 May 1999      11 Jan. 1999               1 May 1998          1 May 1997
                                                          to 30 April       to 30 April              to 10 March         to 30 April
                                                               2000               1999                    1999                1998
                                            Note        (Pounds)000         (Pounds)000              (Pounds)000       (Pounds)000
TURNOVER                                      3              20,670               2,838                 15,821            15,183
 Continuing operations                                       20,186               2,838                 15,821            15,183
 Discontinued operations                                        484                   -                      -                 -

Cost of sales                                                 8,101               1,124                  5,995             5,845

  Continuing operations                                       7,928               1,124                  5,995             5,845
  Discontinued operations                                       173                   -                      -                 -
                                                             ------              ------                -------            ------
GROSS PROFIT                                                 12,569               1,714                  9,826             9,338

Administrative expenses                                      13,836               1,808                  9,057             8,400
Redundancy costs - continuing
 activities                                                     322                   -                      -                 -
                                                             ------              ------                -------            ------
                                                             14,158               1,808                  9,057             8,400
                                                             ------              ------                -------            ------

  Continuing activities                                      13,853               1,808                  9,057             8,400
  Discontinued activities                                       305                   -                      -                 -

OPERATING (LOSS)/PROFIT                       4              (1,589)                (94)                   769               938
Loss on sale of subsidiaries
 - discontinued activities                   12                (338)                  -                      -                 -

Interest receivable                                              23                   7                      -                 1
Interest payable                              5              (1,447)               (195)                  (212)             (154)
                                                             ------              ------                -------            ------
(LOSS)/PROFIT FOR THE
FINANCIAL PERIOD                                             (3,351)               (282)                   557               785
Taxation on ordinary activities               8                   -                   -                    316               380
                                                             ------              ------                -------            ------

(LOSS)/PROFIT FOR THE FINANCIAL
PERIOD                                                       (3,351)               (282)                   241               405
Dividends                                     9                   -                   -                     50               250
                                                             ------              ------                -------            ------

RETAINED (LOSS)/PROFIT FOR THE
FINANCIAL PERIOD                                             (3,351)               (282)                   191               155
                                                             ======              ======                =======            ======

There were no recognised gains or losses other than the results of the group reported above.

A reconciliation to US GAAP is presented in note 24.

The accompanying notes form an integral part of these financial statements.

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
as at 30 April 2000 and 30 April 1999

                                             Checkpoint (Holdings)
                                                   Limited
                                                30 April      30 April
                                                    2000        1999
                                       Note  (Pounds)000    (Pounds)000
FIXED ASSETS
Intangible fixed assets                 10         9,446         11,466
Tangible fixed assets                   11         1,737          2,140
Investments                             12            33              6
                                                  ------         ------
                                                  11,216         13,612

CURRENT ASSETS
Stocks                                  13         1,235          1,420
Debtors                                 14         4,562          4,420
Cash at bank and in hand                           1,351            773
                                                  ------         ------
                                                   7,148          6,613

CREDITORS: amounts falling due          15         6,370          5,441
 within one year                                  ------         ------
NET CURRENT ASSETS                                   778          1,172
                                                  ------         ------
TOTAL ASSETS LESS CURRENT
 LIABILITIES                                      11,994         14,784

CREDITORS: amounts falling due
 after more than one year
Loans                                   16        13,233         12,744
Obligations under hire purchase
 contracts and finance leases           17            34            301
                                                  ------         ------
                                                  13,267         13,045
                                                  ------         ------
                                                  (1,273)         1,739
                                                  ======         ======

CAPITAL AND RESERVES
Called up share capital                 18           222            207
Share premium account                   19         1,946          1,814
Profit and loss account                 19        (3,441)          (282)
                                                  ------         ------

EQUITY SHAREHOLDERS' FUNDS                        (1,273)         1,739
                                                  ======         ======

A reconciliation to US GAAP is presented in note 24.

The accompanying notes form an integral part of these financial statements.

-------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
for the periods from 1 May 1997 to 30 April 2000

                                                                         Checkpoint (Holdings)           Checkpoint Security
                                                                               Limited                     Services Limited
                                                                      1 May         11 January          1 May             1 May
                                                                    1999 to            1999 to        1998 to           1997 to
                                                                   30 April           30 April       10 March          30 April
                                                                       2000               1999           1999              1998
                                                      Note     (Pounds)'000       (Pounds)'000   (Pounds)'000      (Pounds)'000
NET CASH INFLOW/(OUTFLOW)
FROM OPERATING ACTIVITIES                               a             2,238               (129)           717               964

RETURNS ON INVESTMENT AND
 SERVICING OF FINANCE
Interest received                                                        23                  7              -                 1
Interest paid                                                          (614)               (54)          (165)             (154)
Interest element of finance
 lease rental payments                                                  (35)                (8)           (47)                -
Issue costs of new loans                                                  -               (250)             -                 -
                                                                     ------             ------         ------            ------
                                                                       (626)              (305)          (212)             (153)
                                                                     ------             ------         ------            ------
TAXATION
Corporation tax (paid)/received                                        (159)                17            (61)             (201)
                                                                     ------             ------         ------            ------
CAPITAL EXPENDITURE AND
 FINANCIAL INVESTMENT
Payments to acquire tangible
 fixed assets                                                          (404)               (33)          (980)             (791)
Payments to acquire intangible
 fixed assets                                                           (50)                 -              -                 -
Payments to acquire investment                                            -                  -             (6)                -
Receipts from sale of tangible
 fixed assets                                                             6                  7            104                70
Receipts from sale of investment                                         94                  -              -                 -
                                                                     ------             ------         ------            ------
                                                                       (354)               (26)          (882)             (721)
                                                                     ------             ------         ------            ------
ACQUISITIONS AND DISPOSALS
Purchase of subsidiary  undertaking                                       -            (11,535)             -                 -
Net cash acquired with subsidiary undertaking                             -               (945)             -                 -
Net cash disposed of with subsidiary undertaking                       (293)                 -              -                 -
                                                                     ------             ------         ------            ------
                                                                       (293)           (12,480)             -                 -
                                                                     ------             ------         ------            ------
EQUITY DIVIDENDS PAID                                                     -                  -           (203)             (128)
FINANCING
Finance lease repayments                                               (315)               (62)           243                77
New long term loans                                                       -              5,325              -               (66)
New ordinary shares issued                                              114              2,071              1                44
Share issue costs                                                         -                (50)             -                 -
New loan stock                                                            -              6,412              -                 -
Repayment of long term loans                                            (46)                 -            (91)                -
                                                                     ------             ------         ------            ------
                                                                       (247)            13,696            153                55
                                                                     ------             ------         ------            ------
INCREASE/(DECREASE) IN CASH                             b               559                773           (488)             (184)
                                                                     ======             ======         ======            ======

Cash flows under US GAAP are summarised in note 24.

The accompanying notes form an integral part of these financial statements.

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO CONSOLIDATED STATEMENTS OF CASH FLOWS for the periods from 1 May 1997 to 30 April 2000

a. RECONCILIATION OF OPERATING LOSS TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                            Checkpoint (Holdings)                          Checkpoint Security
                                                                   Limited                                   Services Limited
                                                            1 May            11 January                    1 May             1 May
                                                          1999 to               1999 to                  1998 to           1997 to
                                                         30 April              30 April                 10 March          30 April
                                                             2000                  1999                     1999              1998
                                                     (Pounds)'000          (Pounds)'000             (Pounds)'000      (Pounds)'000
Operating (loss)/profit                                    (1,589)                  (94)                     769               938
Exchange adjustments                                            -                     -                        -                (1)
Amortisation                                                2,070                   279                        -                 -
Depreciation                                                  684                   109                      619               600
Profit on sale of fixed assets                                 (7)                   (2)                     (55)              (30)
Decrease/(Increase) in stocks                                 121                  (160)                     (85)             (337)
Increase in debtors                                          (230)                   38                   (1,089)           (1,025)
Increase in creditors                                         997                  (299)                     558               819
Employee share scheme charge                                  192                     -                        -                 -
                                                       ----------            ----------               ----------        ----------
Net cash inflow from operating activities                   2,238                  (129)                     717               964
                                                       ==========            ==========               ==========        ==========

b. ANALYSIS OF NET DEBT
Checkpoint Security
Services Limited

                                             At              Cash                    At                     Cash                At
                                          1 May              flow              30 April                     flow          10 March
                                           1997                                    1998                                       1999
                                   (Pounds)'000      (Pounds)'000          (Pounds)'000             (Pounds)'000      (Pounds)'000
Cash at bank and in hand                    143              (100)                   43                      138               181
Bank overdraft                             (414)              (84)                 (498)                    (626)           (1,124)
                                         ------            ------                ------                   ------            ------
Cash                                       (271)             (184)                 (455)                    (488)             (943)

Debt due after one year                  (1,067)              101                  (966)                      21              (945)
Debt due within one year                  (274)             (112)                 (386)                     (28)             (414)
                                         ------            ------                ------                   ------            ------
                                         (1,612)             (195)               (1,807)                    (495)           (2,302)
                                         ======            ======                ======                   ======            ======

-------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO CONSOLIDATED STATEMENTS OF CASH FLOWS for the periods from 1 May 1997 to 30 April 2000

b. ANALYSIS OF NET DEBT (continued)
Checkpoint (Holdings)
Limited

                                                     Cash   Acquisitions/            At          Cash         Other             At
                                                     flow       Disposals      30 April          flow      non-cash       30 April
                                                                                   1999                    movement           2000
                                              (Pounds)000     (Pounds)000   (Pounds)000   (Pounds)000   (Pounds)000    (Pounds)000
Cash at bank and in hand                              773               -           773           578             -          1,351
Bank overdraft                                          -               -             -           (19)            -            (19)
                                                   ------          ------        ------        ------        ------         ------
Cash                                                  773               -           773           559             -          1,331
Loans                                             (11,487)         (2,038)      (13,525)           46          (932)*      (14,411)
Finance lease obligations                              62            (638)         (576)          315             -           (261)
                                                   ------          ------        ------        ------        ------         ------
                                                  (10,652)         (2,676)      (13,328)          920          (932)       (13,340)
                                                   ======          ======        ======        ======        ======         ======

* Relates to interest paid in the form of additional loan notes issued.

c. RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

                                                                             1 May 1999   11 Jan 1999    1 May 1998     1 May 1997
                                                                            to 30 April   to 30 April   to 10 March    to 30 April
                                                                                   2000          1999          1999           1998
                                                                            (Pounds)000   (Pounds)000   (Pounds)000    (Pounds)000
Increase/(decrease) in cash in the period                                           559           773          (488)          (184)
Cash inflow/(outflow) from increase in loans                                        361       (11,675)           (7)           (11)
Issue costs of new loans                                                              -           250             -              -
                                                                                 ------        ------        ------         ------
Change in net debt arising from cash flows                                          920       (10,652)         (495)          (195)
Loans and finance leases acquired with
subsidiaries                                                                          -        (1,359)            -              -
Loan stock issued on acquisition of subsidiary                                        -        (1,317)            -              -
                                                                                 ------        ------        ------         ------
Change in net debt arising from cash flows                                          920       (13,328)         (495)          (195)

Other non-cash movement                                                            (932)            -             -              -
                                                                                 ------        ------        ------         ------
Movement in net debt                                                                (12)      (13,328)         (495)          (195)

Net debt at beginning of period                                                 (13,328)            -        (1,807)        (1,612)
                                                                                 ------        ------        ------         ------
Net debt at end of period                                                       (13,340)      (13,328)       (2,302)        (1,807)
                                                                                 ======        ======        ======         ======

-------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

1. ACCOUNTING POLICIES
   Accounting convention
   The accounts are prepared under the historical cost convention in accordance with applicable United Kingdom accounting standards.

   Basis of consolidation
   The accounts present the consolidated financial position for Checkpoint (Holdings) Limited as at its last two accounting reference dates and the results of operations and cash flows of Checkpoint (Holdings) Limited and its predecessor Checkpoint Security Services Limited for the three years to its last accounting reference date.

   The results and cash flows are presented for the following periods:

   1 May 1997 to 30 April 1998;
   1 May 1998 to 10 March 1999 (date of acquisition of Checkpoint Security
    Services Limited by Checkpoint (Holdings) Limited);
   11 January 1999 to 30 April 1999 (date of incorporation of Checkpoint
    (Holdings) Limited to accounting reference date); and 1 May 1999 to 30 April 2000.

   Checkpoint Security Services Limited has been included in the group accounts using the acquisition method of accounting.

   Depreciation and amortisation
   Depreciation and amortisation are calculated on the straight line basis so as to write off the cost of intangible and tangible fixed assets over their estimated useful lives which are as follows:

   Short leasehold improvements   -    over the length of the lease
   Freehold buildings             -    50 years
   Office equipment               -    3 to 10 years
   Motor vehicles                 -    4 to 5 years
   Advance royalty                -    3 years
   Goodwill                       -    5 years

   Deferred Taxation
   Deferred taxation is provided using the liability method on all timing differences, including those relating to pensions and other post-retirement benefits, to the extent that they are expected to reverse in the future without being replaced, calculated at the rate at which it is anticipated the timing differences will reverse. Advance corporation tax which is expected to be recoverable in the future is deducted from the deferred taxation balance.

   Deferred taxation assets are only recognised if recovery without replacement by equivalent debit balances is reasonably certain.

   Stocks
   Stocks are valued at the lower of cost and net realisable value. Cost includes all costs included in bringing each product to its present location and condition.

   Net realisable value is based on established selling price less any further costs expected to be incurred to completion and disposal.

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
--------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

1. ACCOUNTING POLICIES (continued)

   Research and development
   Research and development expenditure is written off as incurred.

   Goodwill
   Goodwill is valued as the difference arising on acquisition between the purchase price paid and the fair value of separately identifiable tangible and intangible assets acquired. Positive goodwill arising on acquisitions since 1 January 1998 is carried on the balance sheet and is amortised over its useful life on a straight line basis. It is reviewed for impairment at the end of the first full financial year following the acquisition.

   Goodwill arising on acquisitions prior to 31 December 1997 was set off directly against reserves. Goodwill previously eliminated against reserves has not been reinstated on implementation of FRS 10.

   Leases and hire purchase commitments
   Assets held under finance leases and hire purchase contracts are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital amount outstanding.

   Rentals payable under operating leases are charged in the profit and loss on a straight line basis over the lease term.

   Service contracts
   Turnover relating to service contracts is recognised evenly over the period of the contract.

   Employee share award scheme
   Where share options or shares are granted to employees the company recognises as a charge in the profit and loss account the difference between the fair value of the shares at the date the award is made and the amount of the consideration the participants may be required to pay for the shares. This charge is spread evenly over the period in which the share options vest or immediately if shares are issued.

2. PRIOR YEAR ADJUSTMENT
   In periods prior to 30 April 1999 the company recognised turnover for service contracts at the start of the contract.

   As from 1 May 1998 the company now recognises the turnover evenly over the period of the contract in order to match the revenue with the incidence of costs.

   The effect of this change in policy was to reduce the operating profit before taxation by (Pounds)333,678 in the year to 30 April 1999 and to create an accrual for deferred revenue of (Pounds)1,598,631 at 30 April 1999.

   The prior period comparatives have been adjusted accordingly.


   The change in policy has no effect on the cashflow reported.

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

3. TURNOVER
   Turnover is attributable to the principal activities of the group which are the design, development, sale and support of secure payment and documentation management solutions and services.

   Geographical analysis of turnover is as follows:

                                                                    Checkpoint (Holdings)                    Checkpoint Security
                                                                           Limited                             Services Limited
                                                                 1 May 1999        11 Jan 1999            1 May 1998    1 May 1997
                                                                to 30 April        to 30 April           to 10 March   to 30 April
                                                                       2000               1999                  1999          1998
                                                                (Pounds)000        (Pounds)000           (Pounds)000   (Pounds)000
UK                                                                   18,818              2,420                13,380        12,512
Overseas                                                              1,852                418                 2,441         2,671
                                                                     ------              -----                ------   -----------
                                                                     20,670              2,838                15,821        15,183
                                                                     ------              -----                ------   -----------

4.   OPERATING PROFIT ON ORDINARY ACTIVITIES

Profit on ordinary activities is stated after charging:

                                                                    Checkpoint (Holdings)                   Checkpoint Security
                                                                           Limited                           Services Limited
                                                                 1 May 1999        11 Jan 1999            1 May 1998    1 May 1997
                                                                to 30 April        to 30 April           to 10 March   to 30 April
                                                                       2000               1999                  1999          1998
                                                                (Pounds)000        (Pounds)000           (Pounds)000   (Pounds)000
Amortisation                                                          2,070                279                     -             -
Depreciation charge                - owned assets                       518                 71                   402           379
                                   - assets under hire
                                     purchase contracts                 167                 37                   217           221
Profit on disposal of fixed assets                                       (7)                (2)                  (55)          (30)
Auditor's remuneration             - audit services (UK)                 26                  4                    21            13
                                   - audit services (Overseas)            -                  -                     3             3
                                   - non-audit services                   5                  1                     5            16
Research & development
 costs (inclusive of salary
 costs)                                                                 767                146                   861         1,030
Operating lease costs              - land and buildings                 197                 28                   186           172
                                   - other                              298                 43                   246           151
                                                                     ------              -----                ------   -----------

In addition to the amounts disclosed above, the auditors received
(Pounds)347,640 for non-audit services in relation to the disposal of Checkpoint Security Services Limited on 11 March 1999.


--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

5.   INTEREST PAYABLE

                                                          Checkpoint (Holdings)                  Checkpoint Security
                                                                Limited                           Services Limited
                                                       1 May 1999       11 Jan 1999           1 May 1998        1 May 1997
                                                      to 30 April       to 30 April          to 10 March       to 30 April
                                                             2000              1999                 1999              1998
                                                      (Pounds)000       (Pounds)000          (Pounds)000       (Pounds)000
On bank loans and overdrafts                                  450                70                  163                82
On other loans                                                962               117                    2                37
Hire purchase interest                                         35                 8                   47                35
                                                          -------           -------           ----------           -------
                                                            1,447               195                  212               154
                                                          =======           =======           ==========           =======

6.   STAFF COSTS

                                                          Checkpoint (Holdings)                  Checkpoint Security
                                                                Limited                           Services Limited
                                                       1 May 1999       11 Jan 1999           1 May 1998        1 May 1997
                                                      to 30 April       to 30 April          to 10 March       to 30 April
                                                             2000              1999                 1999              1998
                                                      (Pounds)000       (Pounds)000          (Pounds)000       (Pounds)000
Wages and salaries                                          7,267               888                5,520             5,084
Social security costs                                         735                84                  524               541
Pension contributions                                          70                12                   78                86
                                                          -------           -------           ----------           -------
                                                            8,072               984                6,122             5,711
                                                          =======           =======           ==========           =======

The average number of persons employed
 during the period was as follows:

                                                          Checkpoint (Holdings)                  Checkpoint Security
                                                                Limited                           Services Limited
                                                       1 May 1999       11 Jan 1999           1 May 1998        1 May 1997
                                                      to 30 April       to 30 April          to 10 March       to 30 April
                                                             2000              1999                 1999              1998
                                                      (Pounds)000       (Pounds)000          (Pounds)000       (Pounds)000
                                                              No.               No.                  No.               No.

Finance and administration                                     26                 7                   17                18
Sales and marketing                                            70                31                   75                67
Customer support and engineering                              102                39                   94                60
Research, development and technology                           42                14                   35                34
                                                          -------           -------           ----------           -------
                                                              240                91                  221               179
                                                          =======           =======           ==========           =======

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

7.   DIRECTORS' REMUNERATION

                                                                        Checkpoint (Holdings)             Checkpoint Security
                                                                             Limited                        Services Limited
                                                                      1 May 1999  11 Jan 1999           1 May 1998    1 May 1997
                                                                     to 30 April  to 30 April          to 10 March   to 30 April
                                                                            2000         1999                 1999          1998
                                                                     (Pounds)000  (Pounds)000          (Pounds)000   (Pounds)000

Aggregate emoluments (including benefits in kind)                            635           92                  696           793
Aggregate contributions to individual money purchase
pension scheme                                                                 -            -                   78            86
                                                                   -------------  -----------                 ----   -----------
                                                                             635           92                  774           879
                                                                   -------------  -----------                 ----   -----------

The highest paid director was remunerated as follows:
Emoluments (including benefits in kind)                                      160           23                   94           114
Contribution to money purchase pension scheme                                  -            -                    -             -
                                                                   -------------  -----------                 ----   -----------
                                                                             160           23                   94           114
                                                                   -------------  -----------                 ----   -----------

8.   TAXATION

                                                                        Checkpoint (Holdings)              Checkpoint Security
                                                                              Limited                        Services Limited
                                                                      1 May 1999  11 Jan 1999           1 May 1998    1 May 1997
                                                                     to 30 April  to 30 April          to 10 March   to 30 April
                                                                            2000         1999                 1999          1998
                                                                     (Pounds)000  (Pounds)000          (Pounds)000   (Pounds)000

UK corporation tax                                                             -            -                  185           228
(Over)/under provision in previous period                                      -            -                  (64)          152
ACT recoverable written off                                                    -            -                   51             -
Overseas tax                                                                   -            -                  144             -
                                                                   -------------  -----------                 ----   -----------
                                                                               -            -                  316           380
                                                                   -------------  -----------                 ----   -----------

At 30 April 2000 the Checkpoint (Holdings) Limited group had an unrecognised deferred tax asset of (Pounds)272,000 (30 April 1999: (Pounds)78,000). This related to taxation losses carried forward of (Pounds)132,000 (30 April 1999:
(Pounds)50,000), depreciation charged in advance of capital allowances of (Pounds)64,000 (30 April 1999: (Pounds)28,000) and a capital loss of (Pounds)76,000 (30 April 1999: (Pounds)nil) relating to the disposals of the subsidiaries in the period.

At 10 March 1999 the Checkpoint Security Services Limited group had an unrecognised deferred taxation asset of (Pounds)28,000 which related to depreciation charged in advance of capital allowances.


--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

9.   DIVIDENDS

                                                     Checkpoint (Holdings)             Checkpoint Security
                                                           Limited                       Services Limited
                                                   1 May 1999  11 Jan 1999            1 May 1998    1 May 1997
                                                  to 30 April  to 30 April           to 10 March   to 30 April
                                                         2000         1999                  1999          1998
                                                  (Pounds)000  (Pounds)000           (Pounds)000   (Pounds)000
Paid:
On `A' Ordinary shares                                      -            -                    11            22
On Ordinary shares                                          -            -                    39            74
Proposed:
On `A' Ordinary shares                                      -            -                     -            35
On Ordinary shares                                          -            -                     -           119
                                                         ----        -----              --------   -----------
                                                            -            -                    50           250
                                                         ----        -----              --------   -----------

10.  INTANGIBLE FIXED ASSETS

Checkpoint (Holdings) Limited
11 January 1999 to 30 April 2000
                                                           Advance royalty              Goodwill         Total
                                                               (Pounds)000           (Pounds)000   (Pounds)000
COST:
On incorporation 11 January 1999                                         -                     -             -
Additions                                                                -                11,745        11,745
                                                                     -----              --------   -----------
At 30 April 1999                                                         -                11,745        11,745

Additions                                                               50                     -            50
                                                                     -----              --------   -----------
At 30 April 2000                                                        50                11,745        11,795
                                                                     -----              --------   -----------
AMORTISATION:
On incorporation 11 January 1999                                         -                     -             -
Charge in the period                                                     -                   279           279
                                                                     -----              --------   -----------
At 30 April 1999                                                         -                   279           279

Charge in the year                                                       -                 2,070         2,070
                                                                     -----              --------   -----------
At 30 April 2000                                                         -                 2,349         2,349
                                                                     -----              --------   -----------
NET BOOK VALUE:
At 30 April 2000                                                        50                 9,396         9,446
                                                                     =====              ========   ===========

At 30 April 1999                                                         -                11,466        11,466
                                                                     =====              ========   ===========

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

11.  TANGIBLE FIXED ASSETS

Checkpoint (Holdings) Limited
11 January 1999 to 30 April 2000

                                           Short     Freehold
                                       leasehold       land &       Office         Motor
                                    improvements    buildings    equipment      vehicles         Total
                                     (Pounds)000  (Pounds)000  (Pounds)000   (Pounds)000   (Pounds)000
COST:
On incorporation 11 January 1999               -            -            -             -             -
Acquisition of subsidiary
undertaking                                   82          791        2,792           619         4,284
Additions                                      -            -           33             -            33
Disposals                                      -            -            -           (67)          (67)
                                         -------       ------       ------        ------        ------
At 30 April 1999                              82          791        2,825           552         4,250

Additions                                     10            6          388             -           404
Disposals                                      -            -         (819)         (371)       (1,190)
Disposal of subsidiary
undertaking                                    -            -          (74)            -           (74)
                                         -------       ------       ------        ------        ------
At 30 April 2000                              92          797        2,320           181         3,390
                                         -------       ------       ------        ------        ------

DEPRECIATION:
On incorporation 11 January 1999               -            -            -             -             -
Acquisition of subsidiary
undertaking                                   18           54        1,604           388         2,064
Charge for the period                          -            2           86            20           108
On disposals                                   -            -            -           (62)          (62)
                                         -------       ------       ------        ------        ------
At 30 April 1999                              18           56        1,690           346         2,110

Charge for the period                         17           12          578            78           685
On disposals                                   -            -         (807)         (296)       (1,103)
Disposal of subsidiary
undertaking                                    -            -          (39)            -           (39)
                                         -------       ------       ------        ------        ------
At 30 April 2000                              35           68        1,422           128         1,653
                                         -------       ------       ------        ------        ------
NET BOOK VALUE:
At 30 April 2000                              57          729          898            53         1,737
                                         =======       ======       ======        ======        ======

At 30 April 1999                              64          735         1135           206         2,140
                                         =======       ======       ======        ======        ======


--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

11.  TANGIBLE FIXED ASSETS (continued)

Included in freehold land and buildings is land valued at (Pounds)200,000 which is not depreciated.

Included in the above are assets held under hire purchase and finance leases contracts as follows:

                                            Office equipment   Motor vehicles
                                                 (Pounds)000      (Pounds)000
Cost at 30 April 2000                                    612              134
                                                     =======          =======

Accumulated depreciation at 30 April 2000                367               73
                                                     =======          =======

Cost at 30 April 1999                                    779              245
                                                     =======          =======

Accumulated depreciation at 30 April 1999                304               98
                                                     =======          =======

12.  INVESTMENTS

                                                    Checkpoint (Holdings)
                                                           Limited
                                                     30 April     30 April
                                                         2000         1999
                                                  (Pounds)000  (Pounds)000
Own shares                                                 33            -
Subsidiary - Checkpoint International SA de CV              -            6
                                                      -------      -------
                                                           33            6
                                                      =======      =======


The `own shares' are held by Checkpoint (Holdings) Limited Employee Benefit
Trust.

On 11 March 1999, the group acquired the Checkpoint Security Services Limited group of companies for consideration of (Pounds)12,000,000 satisfied by cash of (Pounds)10,682,903, the issue of loan notes of (Pounds)800,000 and the issue of loan stock of (Pounds)517,097. Goodwill arising on the acquisition has been capitalised and is being amortised over five years. The investment in Checkpoint Security Services Limited has been included in the company's balance sheet at its fair value at the date of acquisition.

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

12.    INVESTMENTS (continued)

Analysis of the acquisition of Checkpoint Security Services Limited group of companies:

Net assets at date of acquisition:
                                      Book value and fair value
                                                       to group
                                                    (Pounds)000
Tangible fixed assets                                     2,226
Stock                                                     1,260
Debtors                                                   4,617
Cash                                                       (943)
Creditors due within one year                            (4,552)
Creditors due after one year                             (1,501)
                                                       --------
                                                          1,107

Goodwill arising on acquisition                          11,745
                                                       --------
                                                         12,852
                                                       ========

Discharged by:
Cash                                                     10,683
Loan notes                                                  800
Loan stock                                                  517
Costs associated with acquisition                           852
                                                       ========
                                                         12,852
                                                       ========

The Checkpoint Security Services Limited group of companies contributed (Pounds)1,938,533 to the group's net operating cash flows, paid (Pounds)43,378 in respect of net returns on investments and servicing of finance, and utilised (Pounds)386,474 for capital expenditure and financial investment.

The Checkpoint Security Services Limited group of companies earned a profit after tax of (Pounds)432,701 in the year ended 30 April 1999 (1998:
(Pounds)404,598), of which (Pounds)328,856 arose in the period 1 May 1998 to 11 March 1999. The summarised profit and loss account for the period from 1 May 1998 to the effective date of acquisition is as follows:

                                                    (Pounds)000
Turnover                                               15,821
                                                      =======

Profit before tax                                         569
Taxation                                                 (240)
                                                      -------
                                                          329
                                                      =======

There were no gains or losses in the period from 1 May 1998 to 11 March 1999 other than the profit of (Pounds)328,856 above.

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000


12.  INVESTMENTS (continued)

On 22 February 2000, the group completed the sale of Compagnie Nationale des Machines de Bureau SA (`CNMB'), a subsidiary of Checkpoint Security Services Limited. The sale was made to J Shore, a director of Checkpoint Security Services Limited. The disposal is analysed as follows:

Net assets disposed of:    (Pounds)000

Fixed assets                        36
Stock                               62
Debts                              193
Cash                               293
Other creditors                   (301)
                             ---------
                                   283
Loss on disposal                  (283)
                             =========

Satisfied by:
Cash                                 -
                             =========

The profit attributable to members of the parent company include profits of (Pounds)14,518 made by CNMB up to its date of disposal.

The cashflow relating to the disposal of CNMB was an outflow of (Pounds)293,284. During the year CNMB contributed (Pounds)30,368 of the group's net operating cash flows and utilised (Pounds)22,602 for capital expenditure and financial investment.

On 7 January 2000, the group completed the sale of Checkpoint International SA de CV ("CISA"), a subsidiary of Checkpoint Security Services Limited. CISA had net assets of (Pounds)55,300 at the date of disposal for which (Pounds)1 cash was received, resulting in a loss on disposal of (Pounds)55,299.

13.  STOCKS

                                                    Checkpoint (Holdings)
                                                            Limited
                                                    30 April      30 April
                                                        2000          1999
                                                 (Pounds)000   (Pounds)000
Raw materials                                            350           449
Stocks of finished goods and goods for resale            885           971
                                                       -----         -----
                                                       1,235         1,420
                                                       =====         =====

The replacement value of stock is not significantly different from the amounts disclosed above.

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000


14.  DEBTORS

                                                                            Checkpoint (Holdings) Limited
                                                                          30 April               30 April
                                                                              2000                   1999
                                                                       (Pounds)000            (Pounds)000

Trade debtors                                                                3,916                  3,920
Other debtors                                                                   76                     61
Amount due from related undertakings                                            -                      44
Prepayments and accrued income                                                 349                    333
Corporation tax receivable                                                     221                     62
                                                                             -----                  -----
                                                                             4,562                  4,420
                                                                             =====                  =====

15.  CREDITORS: (amounts falling due within one year)

                                                                            Checkpoint (Holdings) Limited
                                                                          30 April               30 April
                                                                              2000                   1999
                                                                       (Pounds)000            (Pounds)000
Bank overdraft                                                                  19                      -
Current instalments due on bank loans (see note 16)                          1,178                    781
Obligations under HP and finance leases (see note 17)                          227                    275
Trade creditors                                                                976                  1,116
Other taxes and social security costs                                          712                    738
Other creditors                                                                  2                     20
Accruals                                                                     1,396                    912
Deferred revenue                                                             1,860                  1,599
Corporation tax                                                                  -                      -
                                                                             -----                  -----
                                                                             6,370                  5,441
                                                                             =====                  =====

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000


16.  LOANS

                                                                                                        Checkpoint
                                                                           Checkpoint (Holdings)          Services
                                                                                   Limited                 Limited
                                                                              30 April      30 April      10 March
                                                                                  2000          1999          1999
                                                                           (Pounds)000   (Pounds)000   (Pounds)000
Amounts falling due:
In one year or less or on demand                                                 1,225           800           112
In more than one year but not more than two years                                1,175         1,225           112
In more than two years but not more than five years                              6,487         4,025           263
In more than five years                                                          5,774         7,794           234
                                                                                ------        ------        ------
                                                                                14,661        13,844           721
Less: issue costs                                                                 (250)         (319)            -
                                                                                ------        ------        ------
Less: included in creditors: amounts falling                                    14,411        13,525           721
due within one year (note 14)                                                   (1,178)         (781)         (112)
                                                                                ------        ------        ------
                                                                                13,233        12,744           609
                                                                                ======        ======        ======

Details of loans not wholly repayable within five years are as follows:
Checkpoint

                                                                                                          Security
                                                                           Checkpoint (Holdings)       Services
                                                                               Limited                     Limited
                                                                              30 April      30 April      10 March
                                                                                  2000          1999          1999
                                                                           (Pounds)000   (Pounds)000   (Pounds)000
Bank Mortgage                                                                        -             -           364
Bank Loan 1                                                                          -             -            77
Fixed rate 11% to 14% Loan Stock 2004 to 2007                                    7,483         7,044             -
Less: issue costs                                                                 (132)         (148)            -
Bank loan 2                                                                      6,000         6,000             -
Less: issue costs                                                                 (118)         (152)            -
                                                                                ------        ------        ------
                                                                                13,233        12,744           441
                                                                                ======        ======        ======

The Bank Mortgage bears interest at 2% over Nat West Bank base rate for a term of 25 years from October 1992 repayable in equal instalments from November 1995. Bank Loan 1 bears interest at 2% over Nat West Bank base rate for a term of 10 years from September 1995 repayable in equal monthly instalments from September 1997.

The loan stock is repayable in 6 equal half yearly instalments starting on 31 October 2004.

Bank loan 2 is repayable in 6 equal half yearly instalments starting on 31 October 2004.

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

17.  OBLIGATIONS UNDER HIRE PURCHASE  CONTRACTS AND FINANCE LEASES

                                                                   30 April     30 April
                                                                       2000         1999
                                                                (Pounds)000  (Pounds)000

In one year or less (note 15)                                           227          275
In two to five years                                                     34          301
                                                                       ----         ----
                                                                        261          576
                                                                       ====         ====

18.  SHARE CAPITAL
Checkpoint Security Services Limited


                                                                   10 March     30 April
                                                                       1999         1998
                                                                (Pounds)000  (Pounds)000
AUTHORISED
213,200 Ordinary shares of 5p each                                       11           11
85,731 "A" Ordinary shares of 5p each                                     4            4
500,000 11% Redeemable Preference shares of (Pounds)1 each              500          500
                                                                       ----         ----
                                                                        515          515
                                                                       ====         ====

ALLOTTED, CALLED UP AND FULLY PAID
213,200 (1998: 213,135) Ordinary shares of 5p each                       11           11
63,170 "A" Ordinary shares of 5p each                                     3            3
                                                                       ----         ----
                                                                         14           14
                                                                       ====         ====

During the period ended 10 March 1999, 65 Ordinary shares of 5p each were issued at (Pounds)15.75 each as part of an executive share scheme.

During the year ended 30 April 1998, 2,795 Ordinary shares of 5p each were issued at (Pounds)15.75 each as part of an executive share scheme.

The "A" Ordinary shareholders are entitled to a preferential dividend of 17.4133 pence per share each six months and then participate in any dividend declared to Ordinary shareholders in excess of that amount.

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000


18.  SHARE CAPITAL (continued)

On a return of Capital the "A" Ordinary shareholders have a right to receive in preference to payments to Ordinary shareholders (Pounds)3.166 per share plus any accrued dividend and then participate in any amount above this paid to Ordinary shareholders.

"A" Ordinary and Ordinary shareholders have equal voting rights.

Checkpoint (Holdings) Limited


                                                    30 April                     30 April
                                                        2000                          1999
                                        Number   (pounds)000          Number   (pounds)000
A Ordinary Shares
of 10p each                           1,608,000          161        1,608,000          161
B Ordinary Shares
of 10p each                             240,000           24          240,000           24
Ordinary Shares
of 10p each                             552,000           55          552,000           55
                                                      ------                        ------
                                                         240                           240
                                                      ======                        ======
ALLOTTED, CALLED UP AND FULLY PAID
                                                     30 April                     30 April
                                                        2000                          1999
                                        Number   (pounds)000          Number   (pounds)000
A Ordinary Shares
of 10p each                           1,608,000          161        1,608,000          161
B Ordinary Shares
of 10p each                             240,000           24          240,000           24
Ordinary shares
of 10p each                             370,570           37          223,200           22
                                                      ------                        ------
                                                         222                           207
                                                      ======                        ======

All allotted shares detailed above were allotted for (Pounds)1.

The company's Employee Benefit Trust held 32,732 Ordinary Shares of 10p each at 30 April 2000.

The rights attaching to each class of share are as follows:
 .   As regards dividends:
     All classes rank pari passu until 1 May 2004.

 .   As regards capital:
     On a return of assets the capital available for distribution shall pay firstly the A ordinary shareholders the amount credited as paid up on the A Ordinary Shares and secondly pay the B ordinary shareholders and ordinary stockholders (as if they were one class) the amounts paid up on their respective shares. Thereafter, all classes rank pari passu.

 .   As regards voting:
     All classes rank pari passu.

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000


19.  RECONCILIATION OF SHAREHOLDERS' FUNDS AND MOVEMENT ON RESERVES

Checkpoint Security Services Limited
1 May 1997 to 10 March 1999

                                            Called up          Share        Other     Profit and
                                        share capital        premium      Reserve   loss account         Total
                                          (Pounds)000    (Pounds)000  (Pounds)000    (Pounds)000   (Pounds)000
At 1 May 1997                                      14            294          400              8           716
Profit for the year                                 -              -            -            405           405
Dividends                                           -              -            -           (250)         (250)
New shares issued                                   -             44            -              -            44
                                                -----          -----        -----          -----        ------
At 30 April 1998                                   14            338          400            163           915
New shares issued                                   -              1            -              -             1
Profit for the period                               -              -            -            241           241
Dividends                                           -              -            -            (50)          (50)
                                                -----          -----        -----          -----        ------
At 10 March 1999                                   14            339          400            354         1,107
                                                =====          =====        =====          =====        ======


Checkpoint (Holdings) Limited
11 January 1999 to 30 April 2000
                                                           Called up        Share     Profit and
                                                       share capital      premium   loss account         Total
                                                         (Pounds)000  (Pounds)000    (Pounds)000   (Pounds)000
Loss for the period                                                -            -           (282)         (282)
New shares issued                                                207        1,864              -         2,071
Share issue expenses                                               -          (50)             -           (50)
                                                              ------        -----         ------        ------
At 30 April 1999                                                 207        1,814           (282)        1,739


Loss for the period                                                -            -         (3,351)       (3,351)
Share award scheme                                                 -            -            192           192
New shares issued                                                 15          132              -           147
                                                              ------        ----          ------        ------
At 30 April 2000                                                 222        1,946         (3,441)       (1,273)
                                                              ======        =====         ======        ======

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

20.  FINANCIAL  COMMITMENTS

     The group has annual commitments under operating leases as follows.

Land and buildings
                                                                                        Checkpoint
                                                                                          Security
                                                                 Checkpoint (Holdings)    Services
                                                                       Limited             Limited
                                                             30 April         30 April    10 March
                                                                 2000             1999        1999
                                                          (Pounds)000      (Pounds)000 (Pounds)000
Leases which expire within one year                                38                -           9
Lease which expire in two to five years                            11               58          54
Leases which expire after more than five years                    112              104         104
                                                                 ----             ----        ----
                                                                  161              162         167
                                                                 ====             ====        ====
 Other operating leases

Leases which expire within one year                                80                35         66
Lease which expire in two to five years                           162               230        218
Leases which expire after more than five years                      -                 -          -
                                                                 ----              ----       ----
                                                                  242               265        284
                                                                 ====              ====       ====

21.  RELATED PARTY TRANSACTIONS

     During the year ended 30 April 2000 Checkpoint Security Services Limited sold its shareholding in its subsidiary CNMB to J C Shore, a director of Checkpoint Security Services Limited (note 12).

22.  ULTIMATE PARENT COMPANY
     Checkpoint (Holdings) Limited

     At 30 April 2000 and 30 April 1999, the company's immediate parent undertaking was Mercury Asset Management Limited. Copies of the company's accounts are available from 33 King William Street, London, EC4R 9DU.

     In the directors opinion the company's ultimate parent undertaking and controlling party was Merrill Lynch & Co. Inc., which is incorporated in the United States. Copies of its group accounts are available from The World Trade Center, New York, New York, 10080, United States.

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

23.  POST BALANCE SHEET EVENTS

     The entire share capital of Checkpoint (Holdings) Limited has been purchased by Bottomline Technologies Inc., a company incorporated in the United States. As part of the terms of the acquisition, the group has divested itself of its electromechanical business.

24. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

     The consolidated accounts are prepared in accordance with accounting principles generally accepted in the United Kingdom ("UK GAAP") which differ from United States generally accepted accounting principles ("US GAAP"). The differences that are significant to the group relate to the following items.

     Revenue recognition

     The group's product range includes a number of items that have a software element to them. Under UK GAAP, revenue for these products was recognised in accordance with the terms of the contracts. These terms were typically for payment on delivery. Installation of the product is considered perfunctory and therefore, for any contracts where revenue had been booked but installation not completed, the costs of installation were accrued for.

     Under US GAAP, the rules for recognition of revenue are more stringent. As a result of not being able to provide Vendor-Specific Objective Evidence for all elements of the sale of products with a software element to them revenue is deferred until all elements of the contract have been completed. The cost of sales associated with the revenue is also deferred to `Other debtors'.

     Dividends

     In the consolidated accounts, final dividends and the related advance corporation tax ("ACT") are provided for in the year in respect of which they are proposed by the Board of Directors for approval by the shareholders. Under U.S. GAAP, dividends and the related ACT are not provided for until the dividends are declared.

     The following is a summary of the significant adjustments to income and shareholders' funds which would be required if U.S. GAAP were to be applied instead of U.K. GAAP:


--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

24. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (continued)

INCOME
                                                                                               Checkpoint
                                                                                                Security
                                                                    Checkpoint (Holdings)       Services
                                                                           Limited               Limited
                                                                   1 May 1999   11 Jan 1999    1 May 1998
                                                                  to 30 April   to 30 April   to 10 March
                                                                         2000          1999          1999
                                                                  (Pounds)000   (Pounds)000   (Pounds)000
(Loss)/profit on ordinary activities as reported in the group
  profit and loss account                                              (3,351)         (282)          241
Adjustments:
  Revenue                                                                (205)         (147)         (741)
  Cost of goods sold                                                       37            38           256
                                                                       ------        ------        ------
Net income as adjusted to accord with US GAAP                          (3,519)         (391)         (244)
                                                                       ======        ======        ======

Shareholders' Funds
                                                                                               Checkpoint
                                                                                                 Security
                                                                  Checkpoint (Holdings)       Services
                                                                      Limited                     Limited
                                                                     30 April      30 April      10 March
                                                                         2000          1999          1999
                                                                  (Pounds)000   (Pounds)000   (Pounds)000
Shareholders' funds as reported in the group balance sheets            (1,273)        1,739         1,107
Adjustments:
  Current assets
   Other debtors                                                          607           570           532
   ACT recoverable                                                          -             -           (38)
  Creditors: amounts falling due within one year
   Deferred revenue                                                    (2,448)       (2,243)       (2,096)
   Dividends payable                                                        -             -           153
   ACT payable                                                              -             -            38
                                                                       ------        ------        ------
Shareholders' funds as adjusted to accord with US GAAP                 (3,114)           66          (304)
                                                                       ======        ======        ======

--------------------------------------------------------------------------------

Checkpoint (Holdings) Limited and predecessor
-------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
for the periods from 1 May 1997 to 30 April 2000

24. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (continued)

    GROUP STATEMENT OF CASH FLOWS

    The group cash flow statement prepared under U.K. GAAP presents substantially the same information that is required under U.S. GAAP but may differ, however, with regard to classification of some items within the statements and as regards the definition of cash under U.K. GAAP and cash and cash equivalents under U.S. GAAP.

    Under U.S. GAAP, cash and cash equivalents include short-term highly liquid investments but do not include bank overdrafts. Under U.K. GAAP cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions, equity dividends and management of liquid resources and financing. U.S. GAAP, however, requires only three categories of cash flow to be reported: operating, investing and financing. Cash flows from and returns on investments, taxation and servicing of finance shown under U.K. GAAP would be included as operating activities under U.S. GAAP. The payment of dividends would be included as a financing activity under U.S. GAAP. Under U.K. GAAP all interest is treated as part of returns on investments and servicing of finance. Under U.S. GAAP capital expenditure and financial investment and acquisitions are reported within investing activities.


    The categories of cash flow activity under U.S. GAAP can be summarised as follows:

                                                                                Checkpoint
                                                                                 Security
                                                     Checkpoint (Holdings)       Services
                                                            Limited               Limited
                                                    1 May 1999   11 Jan 1999    1 May 1998
                                                   to 30 April   to 30 April   to 10 March
                                                          2000          1999          1999
                                                   (Pounds)000   (Pounds)000   (Pounds)000
Cash inflow/(outflow) from operating activities          1,453          (417)          444
Cash outflow from investing activities                    (647)      (12,506)         (882)
Cash (outflow)/inflow from financing activities           (228)       13,696           576
                                                         -----       -------          ----
Increase in cash and cash equivalents                      578           773           138
Cash and cash equivalents
  At beginning of period                                   773             -            43
                                                         -----       -------          ----
 At end of period                                        1,351           773           181
                                                         =====       =======          ====